EXHIBIT 32.2

            CERTIFICATION BY CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350
         (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Annual Report of Werner Enterprises, Inc. (the "Company") on Form 10-K for the period ending December 31, 2008, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The  Report  fully  complies  with  the requirements of
          section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The  information   contained  in   the  Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



February 27, 2009                  /s/ John J. Steele
-----------------                  ---------------------------------------
                                   John J. Steele
                                   Executive Vice President, Treasurer and
                                   Chief Financial Officer